UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Invesco Mortgage Capital Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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INVESCO MORTGAGE CAPITAL INC.

Two Peachtree Pointe

1555 Peachtree Street N.E.

Atlanta, Georgia 30309

March 18, 2013

Dear Fellow Stockholder,

You are cordially invited to attend the 2013 Annual Meeting of Stockholders of Invesco Mortgage Capital Inc., which will be held on Wednesday, May 1, 2013 at 2:00 p.m., Eastern Time, on the 18th Floor, at our headquarters, located at Two Peachtree Pointe, 1555 Peachtree Street N.E., Atlanta, Georgia 30309. Details of the business to be presented at the meeting can be found in the accompanying Notice of Annual Meeting and Proxy Statement.

We are pleased to again this year furnish proxy materials to our stockholders via the Internet. The e-proxy process expedites stockholders’ receipt of proxy materials and lowers the costs and reduces the environmental impact of our Annual Meeting. On March 18, 2013, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice”). The Notice contained instructions on how to access our 2013 Proxy Statement, Annual Report on Form 10-K and other soliciting materials and how to vote. The Notice also contains instructions on how you can request a paper copy of the Proxy Statement and Annual Report if you so desire.

We hope you are planning to attend the meeting. Your vote is important and we encourage you to vote promptly. Whether or not you are able to attend the meeting in person, please follow the instructions contained in the Notice on how to vote via the Internet or via the toll-free telephone number, or request a paper proxy card to complete, sign and return by mail so that your shares may be voted.

On behalf of the Board of Directors, I extend our appreciation for your continued support.

Yours sincerely,

James S. Balloun Chairman

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 1, 2013

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Stockholders of Invesco Mortgage Capital Inc. will be held on Wednesday, May 1, 2013, at 2:00 p.m., Eastern Time, on the 18th Floor, at our headquarters, located at Two Peachtree Pointe, 1555 Peachtree Street N.E., Atlanta, Georgia 30309, for the following purposes:

1.	To elect five (5) directors to the Board of Directors to hold office until the annual meeting of stockholders in 2014;

2.	To hold an advisory vote on executive compensation;

3.	To appoint Grant Thornton LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2013; and

4.	To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

Only holders of record of our common stock on March 4, 2013 are entitled to notice of and to attend and vote at the Annual Meeting and any adjournment or postponement thereof. Whether or not you are able to attend in person, please vote via the Internet or the toll-free telephone number, or request a paper proxy card to complete, sign and return by mail so that your shares may be voted. Stockholders of record who attend the meeting may vote their common stock in person, even though they have sent in proxies.

By Order of the Board of Directors,

Robert H. Rigsby, Secretary

March 18, 2013

ADMISSION TO THE 2013 ANNUAL MEETING

An admission ticket (or other proof of share ownership) and some form of government-issued photo identification (such as a valid driver’s license or passport) will be required for admission to the Annual Meeting. Only stockholders who own common stock as of the close of business on March 4, 2013 and invited guests will be entitled to attend the meeting. An admission ticket will serve as verification of your ownership.

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If your shares are registered in your name and you received or accessed your proxy materials electronically via the Internet, click the appropriate box on the electronic proxy card or follow the telephone instructions when prompted and an admission ticket will be held for you at the check-in area at the Annual Meeting.

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If your shares are held in a bank or brokerage account, contact your bank or broker to obtain a written legal proxy in order to vote your shares at the meeting. If you do not obtain a legal proxy from your bank or broker, you will not be entitled to vote your shares, but you can still attend the Annual Meeting if you bring a recent bank or brokerage statement showing that you owned common stock on March 4, 2013.

No cameras, recording devices or large packages will be permitted in the meeting room.

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PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Invesco Mortgage Capital Inc. (“Board” or “Board of Directors”) for the Annual Meeting to be held on Wednesday, May 1, 2013, at 2:00 p.m. Eastern Time. In this Proxy Statement, except where the context suggests otherwise, the terms “company,” “we,” “us,” and “our” refer to Invesco Mortgage Capital Inc., together with its consolidated subsidiaries, including IAS Operating Partnership LP, which we refer to as “our operating partnership;” “our Manager” refers to Invesco Advisers, Inc., our external manager; “Invesco” refers to Invesco Ltd., together with its consolidated subsidiaries (other than us), the indirect parent company of our Manager.

Questions and Answers About Voting Your Common Stock

Why did I receive this Proxy Statement?	You have received these proxy materials because the company’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting on May 1, 2013. This proxy statement includes information that is designed to assist you in voting your shares and information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”).

What is a proxy?	A “proxy” is a written authorization from you to another person that allows such person (the “proxy holder”) to vote your shares on your behalf. The Board of Directors is asking you to allow any of the following persons to vote your shares at the Annual Meeting: James S. Balloun, Chairman of the Board of Directors; Richard J. King, President and Chief Executive Officer; Robson J. Kuster, Chief Operating Officer; Donald R. Ramon, Chief Financial Officer and Robert H. Rigsby, Vice President and Secretary.

Why did I not receive my proxy materials in the mail?	As permitted by rules of the SEC, we are making this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (“Annual Report”) available to our stockholders electronically via the Internet. The “e-proxy” process expedites stockholders’ receipt of proxy materials and lowers the costs and reduces the environmental impact of our Annual Meeting.

On March 18, 2013, we mailed to stockholders of record as of the close of business on March 4, 2013 (“Record Date”) a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access this Proxy Statement, our Annual Report and other soliciting materials via the Internet. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and Annual Report. The Notice also instructs you on how you may submit your proxy. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions included in the Notice for requesting such materials.

Who is entitled to vote?	Each holder of record of company common stock on the Record Date for the Annual Meeting is entitled to attend and vote at the Annual Meeting.

What is the difference between holding shares as a stockholder “of record” and as a “beneficial owner”?	• Stockholders of Record. You are a stockholder of record if at the close of business on the Record Date your shares were registered directly in your name with Computershare, our transfer agent.

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Beneficial Owner.    You are a beneficial owner if at the close of business on the Record Date your shares were held by a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our stockholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares with respect to some of the proposals, but not all. Please see “What if I return a signed proxy or voting instruction card, but do not specify how my shares are to be voted?” for additional information.

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The company has requested banks, brokerage firms and other nominees who hold shares of our common stock on behalf of beneficial owners of the shares as of the close of business on the Record Date to forward the Notice to those beneficial owners. The company has agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials.

How many votes do I have?	Every holder of a share of common stock on the Record Date will be entitled to one vote per share for each Director to be elected at the Annual Meeting and to one vote per share on each other matter presented at the Annual Meeting. On the Record Date, there are 134,471,493 shares of common stock outstanding and entitled to vote at the Annual Meeting.

What proposals are being presented at the Annual Meeting?	The company intends to present proposals numbered one, two and three for stockholder consideration and voting at the Annual Meeting. These proposals are for:

1.	Election of five (5) members of the Board of Directors;

2.	Advisory vote to approve executive compensation; and

3. Appointment of Grant Thornton LLP as the company’s independent registered public accounting firm.

Other than the matters set forth in this Proxy Statement and matters incident to the conduct of the Annual Meeting, the company does not know of any business or proposals to be considered at the Annual Meeting. If any other business is proposed and properly presented at the Annual Meeting, the proxies received from our stockholders give the proxy holders the authority to vote on such matter in their discretion.

How does the Board of Directors recommend that I vote?	The Board of Directors recommends that you vote:

•	FOR the election of the five (5) directors nominated by our Board and named in this proxy statement;

•	FOR the approval, on an advisory basis, of the compensation of our named executive officers; and

•	FOR appointment of Grant Thornton LLP as the company’s independent registered public accounting firm.

How do I attend the Annual General Meeting?	All stockholders are invited to attend the Annual Meeting. An admission ticket (or other proof of share ownership) and some form of government-issued photo identification (such as a valid driver’s license or passport) will be required for admission to the Annual Meeting. Only stockholders who own company common stock as of the close of business on the Record Date and invited guests will be entitled to attend the meeting. An admission ticket will serve as verification of your ownership. Registration will begin at 1:00 p.m. Eastern Time and the Annual Meeting will begin at 2:00 p.m. Eastern Time.

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If your company shares are registered in your name and you received or accessed your proxy materials electronically via the Internet, click the appropriate box on the electronic proxy card or follow the telephone instructions when prompted and an admission ticket will be held for you at the check-in area at the Annual Meeting.

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If you received your proxy materials by mail and voted by completing your proxy card and checked the box indicating that you plan to attend the meeting, an admission ticket will be held for you at the check-in area at the Annual Meeting.

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If your company shares are held in a bank or brokerage account, contact your bank or broker to obtain a written legal proxy in order to vote your shares at the meeting. If you do not obtain a legal proxy from your bank or broker, you will not be entitled to vote your shares, but you can still attend the Annual Meeting if you bring a recent bank or brokerage statement showing that you owned our common stock on the Record Date. You should report to the check-in area for admission to the Annual Meeting.

How do I vote and what are the voting deadlines?	You may vote your shares in person at the Annual Meeting or by proxy. There are three ways to vote by proxy:

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Via the Internet: You can submit a proxy via the Internet until 11:59 p.m. Eastern Time on April 30, 2013, by accessing the web site http://www.investorvote.com/IVR and following the instructions you will find on the web site. Internet proxy submission is available 24 hours a day. You will be given the opportunity to confirm that your instructions have been properly recorded.

•	By Telephone: You can submit a proxy by telephone until 11:59 p.m. Eastern Time on April 30, 2013, by calling toll-free 1-800-652-VOTE (8683) (from the U.S. and Canada) and following the instructions.

•	By Mail: If you have received your proxy materials by mail, you can vote by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope. If you hold your common stock in an account with a bank or broker (i.e. in “street name”), you can vote by following the instructions on the voting instruction card provided to you by your bank or broker. Proxy cards returned by mail must be received no later than the close of business on April 30, 2013.

Even if you plan to be present at the Annual Meeting, we encourage you to vote your common stock by proxy using one of the methods described above. Stockholders of record who attend the meeting may vote their common stock in person, even though they have sent in proxies.

May I change or revoke my vote?	Yes. You may change your vote in one of several ways at any time before it is exercised:

•	Grant a subsequent proxy via the Internet or telephone;

•	Submit another proxy card (or voting instruction card) with a date later than your previously delivered proxy card (or voting instruction card);

•	Notify our Secretary in writing before the Annual Meeting that you are revoking your proxy or, if you hold your shares in “street name,” follow the instructions on the voting instruction card; or

•	If you are a stockholder of record, or a beneficial owner with a proxy from the stockholder of record, vote in person at the Annual Meeting.

What will happen if I do not vote my shares?	• Stockholders of Record. If you are the stockholder of record of your shares and you do not vote in person at the Annual Meeting, or by proxy via the Internet, by telephone, or by mail, your shares will not be voted at the Annual Meeting.

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Beneficial Owners.    If you are the beneficial owner of your shares, your broker or nominee may vote your shares only on those proposals on which it has discretion to vote. Under the rules of the New York Stock Exchange (“NYSE”), your broker or nominee has discretion to vote your shares on routine matters, such as Proposal 3, but does not have discretion to vote your shares on non-routine matters, such as Proposals 1 and 2. Therefore, if you do not instruct your broker as to how to vote your shares on Proposals 1 or 2, this would be a “broker non-vote,” and your shares would not be counted as having been voted on the applicable proposal. We therefore strongly encourage you to instruct your broker or nominee on how you wish to vote your shares.

What is the effect of a broker non-vote or abstention?

Under NYSE rules, brokers or other nominees who hold shares for a beneficial owner have the discretion to vote on a limited number of routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Annual Meeting. A “broker non-vote” occurs when a broker or other nominee does not receive such voting instructions and does not have the discretion to vote the shares. Pursuant to Maryland law, broker non-votes and abstentions are not included in the determination of the shares of common stock voting on such matter, but are counted for quorum purposes.

What if I return a signed proxy or voting instruction card, but do not specify how my shares are to be voted?	• Stockholders of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, all of your shares will be voted FOR Proposals 1, 2 and 3.

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Beneficial Owners.    If you are a beneficial owner and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under NYSE rules, brokers and other nominees have the discretion to vote on routine matters, such as Proposal 3, but do not have discretion to vote on non-routine matters, such as Proposals 1 and 2. Therefore, if you do not provide voting instructions to your broker or other nominee, your broker or other nominee may only vote your shares on Proposal 3 and any other routine matters properly presented for a vote at the Annual Meeting.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials?	It means you own company common stock in more than one account, such as individually and jointly with another person. Please vote all of your common stock. Beneficial owners sharing an address who are receiving multiple copies of the Notice or the proxy materials may contact their broker, bank or other nominee to request that only a single copy of such document(s) be mailed to all stockholders at the shared address in the future. In addition, if you are the beneficial owner, your broker, bank or other nominee may deliver only one copy of the Notice or the proxy materials to multiple stockholders who share an address unless that broker, bank or other nominee has received contrary instructions from one or more of the beneficial owners. We will deliver promptly, upon request, a separate copy of the Notice or other proxy materials to a stockholder at a shared address to which a single copy of such document(s) was delivered. Stockholders who wish to receive a separate written copy of such documents, now or in the future, should submit their request to our Secretary via e-mail to: company.secretary@invescomortgagecapital.com or by writing Invesco Mortgage Capital Inc., Attn: Office of the Secretary, 1555 Peachtree Street N.E., Atlanta, Georgia 30309.

What is a quorum?	A quorum is necessary to hold a valid meeting. The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum for the conduct of business.

What vote is required in order to approve each proposal?	For each proposal, the affirmative vote of a majority of the votes cast on such proposal at the Annual Meeting is required. Votes “cast” include only votes cast with respect to shares present in person or represented by proxy and excludes abstentions and broker non-votes.

How will voting on any other business be conducted?	Other than the matters set forth in this Proxy Statement and matters incident to the conduct of the Annual Meeting, we do not know of any business or proposals to be considered at the Annual Meeting. If any other business is proposed and properly presented at the Annual Meeting, the persons named as proxies will vote on the matter in their discretion.

What happens if the Annual Meeting is adjourned or postponed?	Your proxy will still be effective and will be voted at the rescheduled Annual Meeting. You will still be able to change or revoke your proxy until it is voted.

Who will count the votes?	A representative of Computershare, our transfer agent, will act as the inspector of election and will tabulate the votes.

How can I find the results of the Annual Meeting?	Preliminary results will be announced at the Annual Meeting. Final results will be published in a Current Report on Form 8-K that we will file with the SEC within four (4) business days after the Annual Meeting.

Who is paying for the costs of this proxy solicitation?	We will bear the expense of soliciting proxies. We have retained MacKenzie Partners, Inc. to solicit proxies for a fee of approximately $15,000, plus a reasonable amount to cover expenses. Proxies may also be solicited in person, by telephone or electronically by company personnel who will not receive additional compensation for such solicitation. Copies of proxy materials and our Annual Report will be supplied to brokers and other nominees for the purpose of soliciting proxies from beneficial owners, and we will reimburse such brokers or other nominees for their reasonable expenses.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

GENERAL

Our Board of Directors currently has five directors, each of whom is serving a one-year term of office that continues until the Annual Meeting in 2013, or until such director’s successor has been duly elected and qualified, or such director is removed from office or such director’s office is otherwise earlier vacated.

The Board has nominated G. Mark Armour, James S. Balloun, John S. Day, Karen Dunn Kelley and James R. Lientz, Jr. for election as directors of the company for a term ending at the 2014 annual meeting. All such nominees are current directors of the company. Each nominee has indicated to the company that he or she would serve if elected.

Under our Bylaws, at any general meeting held for the purpose of electing directors at which a quorum is present, each director nominee receiving a majority of the votes cast with respect to such nominee at the meeting will be elected as a director. If a nominee for director who is an incumbent director is not elected and no successor has been elected at the meeting, the director is required under our Bylaws to submit his or her resignation as a director. Our Nominating and Corporate Governance Committee would then make a recommendation to the full Board on whether to accept or reject the resignation. If the resignation is not accepted by the Board, the director will continue to serve until the next annual meeting and until his or her successor is duly elected, or his or her earlier resignation or removal. If the director’s resignation is accepted by the Board, then the Board, in its sole discretion, may fill the vacancy or decrease the size of the Board. However, if the number of nominees exceeds the number of positions available for the election of directors, the directors so elected shall be those nominees who have received the greatest number of votes and at least a majority of the votes cast in person or by proxy.

For a director to be considered independent, the Board must affirmatively determine that the director does not have any material relationship with the company either directly or as a partner, stockholder or officer of an organization that has a relationship with the company. Such determinations are made and disclosed pursuant to applicable NYSE or other rules. A material relationship can include, but is not limited to, commercial, industrial, banking, consulting, legal, accounting, charitable and family relationships. In accordance with the rules of the NYSE, the Board has affirmatively determined that it is currently composed of a majority of independent directors, and that the following directors and director nominee are independent and do not have a material relationship with the company: James S. Balloun, John S. Day and James R. Lientz, Jr.

RECOMMENDATION OF THE BOARD

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION TO THE BOARD OF EACH OF THE DIRECTOR NOMINEES. The voting requirements for this proposal are described above and in the “Questions and Answers About Voting Your Common Stock” section.

INFORMATION ABOUT DIRECTOR NOMINEES

Listed below are the names, ages as of March 18, 2013, and principal occupations for the past five years of the director nominees.

G. Mark Armour (59) Director

Mark Armour has served as a director since June 2008. Mr. Armour is the Senior Managing Director and head of EMEA (which includes the UK, continental Europe and the Middle East) for Invesco. In addition, Mark serves as head of Invesco Institutional, a position he has held since January 2007. Mr. Armour was previously the Head of Sales & Client Service for Invesco’s Institutional business. He was Chief Executive Officer of Invesco Australia from September 2002 until July 2006. Prior to joining Invesco, Mr. Armour held significant leadership roles in the funds management business, both in Australia and Hong Kong. He previously served as Chief Investment Officer for ANZ Investments and spent almost 20 years with the National Mutual/AXA Australia Group, where he was Chief Executive, and Funds Management from 1998 to 2000. Mr. Armour graduated with a Bachelor of Economics from La Trobe University in Melbourne, Australia.

James S. Balloun (74) Chairman and Non-Executive Director

James S. Balloun has served as our chairman since October 2012, and as a director since July 2009. Mr. Balloun also serves as Chairman of the Nominating and Corporate Governance Committee. Mr. Balloun was previously the Chairman and Chief Executive Officer of Acuity Brands, Inc. from November 2001 until his retirement in September 2004 and was the Chairman, President and Chief Executive Officer of National Services Industries, Inc. prior to National Services Industries, Inc.’s spin-off of Acuity Brands in November 2001. Prior to joining National Services Industries, Inc., Mr. Balloun was with McKinsey & Company, Inc. from 1965 to 1996. Mr. Balloun is on the board of directors of Enzymatic Deinking Technologies, LLC, Qcept Technologies, Inc., Bright Light Systems Inc. and the Georgia Research Alliance Venture Fund. From 1997 to 2011, Mr. Balloun was a director of Radiant Systems, Inc. where he was the Chairman of the Nominating and Corporate Governance Committee from 1997 to 2011. From 2005 to 2010, and 2009 to 2012, respectively, he served on the boards of Unisen/StarTrac and the Georgia Port Authority. Mr. Balloun received a Bachelor of Science from Iowa State University and a Master of Business Administration from Harvard Business School.

John S. Day (64) Non-Executive Director

John S. Day has served as a director since July 2009. Mr. Day serves as a non-executive director of our Company and as Chairman of the Audit Committee. Mr. Day was previously with Deloitte & Touche LLP from 2002 until his retirement in December 2005. Prior to joining Deloitte & Touche LLP, Mr. Day was with Arthur Andersen LLP from 1976 to 2002. Mr. Day serves on the boards of Edens Investments Limited Partnership, where he is Chairman of the Audit Committee, and Lenbrook Square Foundation, Inc., where he is Vice-Chairman of the Board and a member of the Finance and Governance and Nominating Committees. From September 2007 to December 2011, Mr. Day served on the board of directors of Force Protection, Inc., where he was the Chairman of the Audit Committee. Mr. Day received a Bachelor of Arts from the University of North Carolina and a Master of Business Administration from Harvard Business School.

Karen Dunn Kelley (52) Director

Karen Dunn Kelley has served as a director since June 2008. Ms. Dunn Kelley is the Senior Managing Director, Investments, of Invesco and the Chief Executive Officer of Invesco Fixed Income, with responsibility for its fixed income and cash management business. Ms. Dunn Kelley is the Co-President, Co-Chief Executive Officer and a Director of our Manager. She is also a member of Invesco’s Executive Management and Worldwide Institutional Strategy Committees. She is President and Principal Executive Officer of Short-Term Investments Trust and Aim Treasurer’s Series Trust and serves on the board of directors for the Short-Term Investments Company (Global Services) plc and Aim Global Management Company, Ltd. Ms. Dunn Kelley joined Invesco Aim Management Group, Inc. in 1989 as a money market Portfolio Manager. Ms. Dunn Kelley has been in the investment business since 1982. Ms. Dunn Kelley graduated with a Bachelor of Science from Villanova University, College of Commerce and Finance.

James R. Lientz, Jr. (69) Non-Executive Director

Jim Lientz has served as a director since May 2012 and as chairman of the Compensation Committee since October 2012. Mr. Lientz has more than 35 years of experience in the banking industry and nearly eight in government service. Mr. Lientz served as President of C&S Bank of South Carolina (1990-1992), President of Nationsbank of Georgia (1993-1996) and President, Mid-South Division, of Bank of America (1996-2001). His public sector work was as Chief Operating Officer of the State of Georgia from 2003-2010. Mr. Lientz is currently a Director, Board Advisory Practice, of Talent Quest and a partner with Safe Harbor Consulting. Mr. Lientz also serves as a Director of the Georgia Ports Authority, MidCountry Financial Corp (since 2010), J + J Invision (since 2006) and Georgia Banking Company (since 2010). Mr. Lientz is a former Director of Georgia Power Company, BlueCross BlueShield of Georgia and NDC Health. Mr. Lientz received a Bachelor of Science degree from Georgia Institute of Technology in 1965 and a Master of Business Administration from Georgia State University in 1971.

Director and Nominee Qualifications to Serve on our Board

As described in greater detail below, the Board believes that there are certain minimum qualifications that each director nominee must satisfy in order to be suitable for a position as a director. (See below under the caption “THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE.”) The Board believes that, consistent with these requirements, each member of our Board displays:

•	a high degree of personal and professional integrity,

•	an ability to exercise sound business judgment on a broad range of issues,

•	sufficient experience and background to have an appreciation of the issues facing our company,

•	a willingness to devote the necessary time to Board duties,

•	a commitment to representing the best interests of the company and its stockholders, and

•	a dedication to enhancing stockholder value.

The Board does not consider individual directors to be responsible for particular areas of the Board’s focus or specific categories of issues that may come before it. Rather, the Board seeks to assemble a group of directors that, as a whole, represents a mix of experiences and skills that allows appropriate deliberation on all issues that the Board might be likely to consider. Set forth below is a brief description of the particular experience or skills of each director that led the Board to conclude that such person should serve as a director in light of our business and structure.

G. Mark Armour — Mr. Armour has spent over 28 years in the investment management industry, including as an investment professional, and in a series of executive management positions, such as managing investment professionals, risk committee oversight and as a former director of publicly listed companies. Through his decades of involvement in all aspects of investment management, he has gained an extensive understanding of many different facets of our organization, which give his participation in our Board’s deliberations significant weight.

James S. Balloun — Mr. Balloun has extensive experience as both a chairman and chief executive officer of public companies in a variety of industries. Prior to fulfilling these senior leadership roles, Mr. Balloun had counseled management at some of the world’s largest companies during his over thirty-year career at one of the world’s most respected business consulting firms. Mr. Balloun’s broad appreciation for international business issues garnered over this extraordinary career has made him a particularly valuable addition to our directors’ mix of skills.

John S. Day — Mr. Day has amassed extensive experience in finance and accounting, having served for nearly three decades at two of the world’s largest accounting firms. In keeping with his experience, Mr. Day chairs our Audit Committee, where he is additionally recognized by the Board as our audit committee financial expert under SEC rules.

Karen Dunn Kelley — Ms. Kelley has in-depth experience of the investment aspects of the company’s operations, having served since 1982 in capacities of increasing responsibility within our Manager’s fixed income and cash management business. Due to her varied roles within Invesco over the past 24 years, Ms. Kelley has gained a broad understanding of the types of business and investment issues that are faced by companies similar to ours, and this experience has enabled her to provide effective counsel to our Board on many issues of concern to our management.

James R. Lientz, Jr. — Mr. Lientz has more than 35 years of broad experience in financial-corporate management, specifically within the financial services industry. In addition, he brings to our board a perspective on leadership developed in the private and public sectors, having served as the first Chief Operating Officer for the State of Georgia for seven years. In his consulting business, he continues to work with executives and boards of private and public companies to challenge, validate and adjust their business strategies and assumptions. Mr. Lientz’s depth and breadth of board and executive experience uniquely qualify him to provide guidance to our company.

INFORMATION ABOUT THE EXECUTIVE OFFICERS OF THE COMPANY

The following is a list of individuals serving as executive officers of the company as of the date of this Proxy Statement. All company executive officers are elected annually and serve at the discretion of the company’s Board of Directors or Chief Executive Officer.

Richard J. King, CFA (53) President and Chief Executive Officer.

Mr. King has served as our President and Chief Executive Officer since June 2008. He is also a member of the Invesco Fixed Income senior management team, and is the Co-Head of US Taxable Fixed Income Investment, contributing 28 years of fixed income investment expertise. Mr. King joined Invesco in 2000 and has held positions as Senior Portfolio Manager and Product Manager for Core and Core Plus, Head of the Structured Team, and Head of Portfolio Management, leading a team responsible for portfolio management of all investment-grade domestic fixed income portfolios. Prior to Invesco, Mr. King spent two years as Head of Fixed Income at Security Management, and ten years with Criterion Investment Management, where he served as Chairman of the Core Sector Group. He also served as Managing Director and Portfolio Manager with Bear Stearns Asset Management. Starting in 1984, he spent four years with Ohio PERS as an Investment Analyst, with the responsibility of analyzing and trading corporate bonds and mortgage-backed securities. Mr. King began his career in 1981, as an auditor for Touche Ross & Co. Mr. King received a Bachelor of Science in Business Administration from The Ohio State University. Mr. King is a Chartered Financial Analyst.

John M. Anzalone, CFA (48) Chief Investment Officer.

Mr. Anzalone has served as our Chief Investment Officer since June 2009. He is also a Senior Portfolio Manager and Head of Structured Securities Portfolio Management for our Manager. Mr. Anzalone joined Invesco’s Fixed Income Division in 2002. As the Head of the Structured Securities group, he is responsible for the application of investment strategy across portfolios consistent with client investment objectives and guidelines. Additionally, the team is responsible for analyzing and implementing investment actions in the residential, commercial mortgage-backed and asset-backed securities sectors. Mr. Anzalone began his investment career in 1992 at Union Trust. In 1994 he moved to AgriBank, FCB, where he served as a Senior Trader for six years. Mr. Anzalone is also a former employee of Advantus Capital Management where he was a Senior Trader responsible for trading mortgage-backed, asset-backed and commercial mortgage securities. Mr. Anzalone received a Bachelor of Arts in Economics from Hobart College and a Master of Business Administration from the Simon School at the University of Rochester. Mr. Anzalone is a Chartered Financial Analyst.

Donald R. Ramon, CPA (49) Chief Financial Officer.

Mr. Ramon has served as our Chief Financial Officer since he joined Invesco in January 2009. Mr. Ramon has 26 years of banking and financial institution experience which includes eight years working directly with mortgage REITs. Mr. Ramon began his career in 1986 with SunTrust Banks, Inc. where he held several accounting and internal audit positions over 13 years, including two years as the Senior Financial Officer for numerous private mortgage REITs. From 1999 to 2005, Mr. Ramon worked for GE Capital Corporation, overseeing their U.S. banking operations. In addition, Mr. Ramon spent two years as Chairman of the Board, Chief Executive Officer and President of GE Money Bank and Monogram Credit Card Bank of Georgia and four years as Chief Financial Officer for the same. From 2005 to 2008, Mr. Ramon was SVP and Controller of HomeBanc Corp., a publicly held mortgage REIT. In 2008, Mr. Ramon was named Acting Chief Executive Officer and Chief Financial Officer. Mr. Ramon received a bachelor’s degree in Accounting from the University of South Florida. Mr. Ramon is a Certified Public Accountant.

Robson J. Kuster, CFA (39) Chief Operating Officer and Head of Research.

Mr. Kuster has served as our Chief Operating Officer since March 2011 and as Head of Research since July 2009. He has also served as head of structured securities research for Invesco Fixed Income at our Manager’s parent, Invesco Ltd., since April 2007. There, Mr. Kuster is responsible for overseeing all structured securities positions across stable value and total return platforms. Additionally, he is closely involved in all structured product development efforts. From September 2002 to April 2007, Mr. Kuster was a credit analyst — structured securities. Prior to joining Invesco Ltd. in 2002, Mr. Kuster served as a credit analyst with Bank One Capital Markets, which he joined in 2000. Mr. Kuster received a Bachelor of Arts in both Economics and American History from Cornell College and a Master of Business Administration from DePaul University. Mr. Kuster is a Chartered Financial Analyst.

CORPORATE GOVERNANCE

Board of Directors and Committees. Our business is managed by our Manager, subject to the supervision and oversight of our Board of Directors, which has established investment guidelines for our Manager to follow in its day-to-day management of our business. A majority of our Board of Directors is “independent,” as determined by the requirements of the NYSE and the regulations of the SEC. Our directors keep informed about our business by attending meetings of our Board of Directors and its committees and through supplemental reports and communications. Our independent directors meet regularly in executive sessions without the presence of our corporate officers or non-independent directors.

Our Board of Directors has formed an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee and has adopted charters for each of these committees. Each of these committees has three directors and is composed exclusively of independent directors, as defined by the listing standards of the NYSE. Moreover, the Compensation Committee is composed exclusively of individuals intended to be, to the extent provided by Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), non-employee directors and will, at such times as we are subject to Section 162(m) of the Internal Revenue Code, qualify as outside directors for purposes of Section 162(m) of the Internal Revenue Code.

Corporate Governance Guidelines. The Board has also adopted Corporate Governance Guidelines (“Guidelines”) which are available in the corporate governance section of the company’s Web site at www.invescomortgagecapital.com (the “company’s Web site”). The Corporate Governance Guidelines set forth the practices the Board follows with respect to, among other matters, the composition of the Board, director responsibilities, Board committees, director access to officers, employees and independent advisors, director compensation and performance evaluation of the Board.

Board Leadership Structure. As described in the Guidelines, the company’s business is conducted day-to-day by its officers and its external Manager, under the direction of the chief executive officer and the oversight of the Board, to enhance the long-term value of the company for its stockholders. The Board is elected by the stockholders to oversee the officers of the company and our external Manager and to assure that the long-term interests of the stockholders are being served. In light of these differences in the fundamental roles of the Board and management, the company has chosen to separate the chief executive officer and Board chairman positions. The separation of these roles: (i) allows the Board to more effectively monitor and objectively evaluate the performance of the chief executive officer, such that the chief executive officer is more likely to be held accountable for his performance, (ii) allows the non-executive chairman to control the Board’s agenda and information flow, and (iii) creates an atmosphere in which other directors are more likely to challenge the chief executive officer and other members of our senior management team. For these reasons, the company believes that this board leadership structure is currently the most appropriate structure for the company. Nevertheless, the Board may reassess the appropriateness of the existing structure at any time, including following changes in Board composition, in management, or in the character of the company’s business and operations.

Code of Conduct. Our Board of Directors has established a code of ethics that applies to our officers and directors and to our Manager’s officers, directors and personnel when such individuals are acting for or on our behalf (the “code of conduct”). Among other matters, our code of conduct is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•	compliance with applicable governmental laws, rules and regulations;

•	prompt internal reporting of violations of the code to appropriate persons identified in the code; and

•	accountability for adherence to the code.

Any waiver of the code of conduct for our executive officers or directors may be made only by our Board of Directors or one of our Board committees. The code of conduct is posted on the company’s Web site. We intend to satisfy the disclosure requirement regarding any amendment to, or a waiver of, a provision of the code of conduct by posting such information on the company’s Web site.

Board’s Role in Risk Oversight. We believe that risk oversight responsibility rests with the full Board of Directors. Therefore, the Board has principal responsibility for oversight of the company’s risk management processes and for understanding the overall risk profile of the company. The Board has not delegated primary risk oversight responsibility to a committee of the Board, although Board committees routinely address specific risks and risk processes within their purview.

The company has in place an enterprise risk management committee consisting of executive and senior management. The committee meets regularly and maintains dialogue with the Board of Directors regarding the top risks of the company and mitigating actions to address them. In addition, since the company is externally managed by our Manager, we rely upon the operational and investment risk oversight functions of our Manager and its Invesco affiliates. In that regard, Invesco’s performance and risk professionals at its respective investment centers provide our Manager and its affiliates with investment oversight facilitation and periodic monitoring of investment risks. Through regular and consistent risk communication, our Manager has reasonable assurance that all material operational and investment risks of the company are being addressed.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

BOARD MEETINGS AND ANNUAL MEETING OF STOCKHOLDERS

During the calendar year ended December 31, 2012, the Board held ten meetings (not including committee meetings). Each director attended at least seventy-five percent (75%) of the aggregate of the total number of meetings held by the Board and the total number of meetings held by all committees of the Board on which he or she served during 2012. The Board does not have a formal policy regarding Board member attendance at stockholder meetings. The non-executive directors (those directors who are not officers or employees of the company) meet in executive session at least once per year during a regularly scheduled Board meeting without management. James S. Balloun, a non-executive and independent director, presides at the executive sessions of the non-executive directors.

COMMITTEE MEMBERSHIP AND MEETINGS

The current committees of the Board are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The table below provides current membership information.

Director	Audit	Compensation	Nominating & Corporate Governance
G. Mark Armour	—	—	—
James S. Balloun	M	M	C
John S. Day	C	M	M
Karen Dunn Kelley	—	—	—
James R. Lientz, Jr.	M	C	M

M	— Member

C	— Chairman

Below is a description of each committee of the Board. The Board has affirmatively determined that each committee consists entirely of independent directors pursuant to rules established by the NYSE and rules promulgated under the Exchange Act.

THE AUDIT COMMITTEE

The Audit Committee is chaired by Mr. Day and consists additionally of Messrs. Balloun and Lientz. The committee met four times during 2012. Under its charter, the committee:

•	is comprised of at least three members of the Board, each of whom is “independent” of the company under the NYSE and SEC rules and is also “financially literate,” as defined under NYSE rules;

•	members are appointed and removed by the Board;

•	is required to meet at least quarterly;

•	periodically meets with the independent auditor in separate executive sessions without members of senior management present;

•	has the authority to retain independent advisors, at the company’s expense, wherever it deems appropriate to fulfill its duties; and

•	reports to the Board regularly.

The committee’s charter is available on the company’s Web site. The charter sets forth the committee’s responsibilities, which include:

•

assisting the Board in fulfilling its responsibility to oversee the company’s financial reporting, auditing and internal control activities, including the integrity of the company’s financial statements;

•	compliance with legal and regulatory requirements;

•	the independent auditor’s qualifications and independence and the performance of the company’s internal audit function and independent auditor;

•

making recommendations to the stockholders regarding the appointment of the independent auditor and for pre-approval of its engagement to provide any audit or permitted non-audit services under agreed policies and procedures;

•	establishing hiring policies for current or former employees of its independent auditor;

•	annually reviewing the independent auditor’s report and evaluating its qualifications, performance and independence;

•	monitoring and reviewing the effectiveness of the company’s internal audit function;

•

reviewing and discussing with management and the independent auditor (i) the company’s audited financial statements and related disclosures, (ii) its earnings press releases and periodic filings, (iii) its critical accounting policies, (iv) the quality and adequacy of its internal controls over financial reporting, disclosure controls and procedures, and accounting procedures, and (v) any audit problems or difficulties;

•	assisting the Board in overseeing the company’s legal and regulatory compliance; and

•	preparing the annual report of the Audit Committee presented in the company’s proxy statement.

The committee has adopted policies and procedures for pre-approving all audit and non-audit services provided by our independent auditors. The policy is designed to ensure that the auditor’s independence is not impaired. The policy provides that, before the company engages the independent auditor to render any service, the engagement must either be specifically approved by the Audit Committee or fall into one of the defined categories that have been pre-approved. (See the section of this Proxy Statement below entitled “Pre-Approval Process and Policy.”)

The Board has determined that all committee members are financially literate under the NYSE listing standards. The Board has further determined that Mr. Day qualifies as an “audit committee financial expert” (as defined under the SEC’s rules and regulations), that he has “accounting or related financial management expertise” and that he is “independent” of the company under SEC rules and the NYSE listing rules.

THE COMPENSATION COMMITTEE

The Compensation Committee is chaired by Mr. Lientz and consists additionally of Messrs. Balloun and Day . The committee met three times during 2012. Under its charter, the committee:

•	is comprised of at least three members of the Board, each of whom is “independent” of the company under the NYSE and SEC rules;

•	members are appointed and removed by the Board; and

•	has the authority to retain independent advisors, at the company’s expense, wherever it deems appropriate to fulfill its duties, including any compensation consulting firm.

The committee’s charter is available on the company’s Web site. The charter sets forth the committee’s responsibilities, which include:

•

annually overseeing the establishment of goals and objectives related to the chief executive officer’s compensation from the company, if any, evaluating the performance of the chief executive officer and determining the amount of his compensation from the company, if any;

•	reviewing and making recommendations to the Board concerning the company’s overall compensation philosophy;

•

annually approving the compensation structure for, and reviewing and approving the compensation from the company, if any, of, senior officers, and overseeing the annual process for evaluating their performance;

•	overseeing the administration of the company’s equity-based and other incentive compensation plans;

•	assisting the Board with executive succession planning;

•	determining the compensation, including deferred compensation arrangements, for the company’s non-executive directors;

•	preparing the annual report on executive officer compensation for the company’s proxy statement;

•	reviewing and discussing with management the proposed Compensation Discussion and Analysis disclosure; and

•	determining whether to recommend the Compensation Discussion and Analysis disclosure to the Board for inclusion in the company’s proxy statement.

The committee meets at least annually to review and make recommendations to the Board on the compensation of the company’s non-executive directors. In reviewing and making recommendations on non-executive director compensation, the Committee considers, among other things, the following policies and principles:

•

that the compensation should fairly pay the directors for the work, time commitment and efforts required by directors of an organization of the company’s size and scope of business activities, including service on Board committees;

•	that a component of the compensation should be designed to align the directors’ interests with the long-term interests of the company’s stockholders; and

•	that directors’ independence may be compromised or impaired for Board or committee purposes if director compensation exceeds customary levels.

No executive officer of the company is involved in determining or recommending non-executive director compensation levels. See the section of this Proxy Statement entitled “Director Compensation” below, for a more detailed discussion of compensation paid to the company’s non-executive directors during 2012.

THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee is chaired by Mr. Balloun and consists additionally of Messrs. Day and Lientz. The committee met three times during 2012. Under its charter, the committee:

•	is comprised of at least three members of the Board, each of whom is “independent” of the company under the NYSE and SEC rules;

•	members are appointed and removed by the Board; and

•	has the authority to retain independent advisors, at the company’s expense, whenever it deems appropriate to fulfill its duties.

The committee’s charter is available on the company’s Web site. The charter sets forth the committee’s responsibilities, which include:

•

establishing a policy setting forth the specific, minimum qualifications that the committee believes must be met by a nominee recommended for a position on the Board, and describing any specific qualities or skills that the committee believes are necessary for one or more of the directors to possess. Such qualifications include the requirements under NYSE and SEC rules, as well as consideration of the individual skills, experience and perspectives that will help create an effective Board;

•

establishing procedures for identifying and evaluating potential nominees for director and for recommending to the Board potential nominees for election. Candidates for election to the Board are considered in light of their background and experience using the extensive personal knowledge of current directors or through the recommendations of various advisors to the company; and

•	periodically reviewing and reassessing the adequacy of the Guidelines to determine whether any changes are appropriate and recommending any such changes to the Board for its approval.

The candidates proposed for election in Proposal No. 1 of this Proxy Statement were unanimously recommended by the committee to the Board.

The committee will consider candidates recommended for nomination to the Board by stockholders of the company. Stockholders may nominate candidates for election to the Board under Maryland law and our Bylaws. Our Bylaws provide that, with respect to an annual meeting of stockholders, nominations of individuals for election to our Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our Board of Directors or (3) by a stockholder who is a stockholder of record both at the time of giving the notice required by our Bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions set forth in our Bylaws. Under our Bylaws, notice of such a proposal must generally be provided to the Secretary not earlier than the 150th day nor later than the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. In addition, our Bylaws contain additional requirements applicable to any stockholder nomination, including a description of the information that must be included with any such proposal. For further information regarding deadlines for stockholder proposals, please see the section of this proxy statement below entitled “Stockholder Proposals for the 2014 Annual Meeting.” The manner in which the committee evaluates candidates recommended by stockholders is generally the same as any other candidate. However, the committee will also seek and consider information concerning any relationship between a stockholder recommending a candidate and the candidate to determine if the candidate can represent the interests of all of the stockholders. The committee will not evaluate a candidate recommended by a stockholder unless the stockholder’s proposal provides that the potential candidate has indicated a willingness to serve as a director, to comply with the expectations and requirements for Board service as publicly disclosed by the company and to provide all of the information necessary to conduct an evaluation.

The committee believes there are certain minimum qualifications that each director nominee must satisfy in order to be suitable for a position on the Board, including:

•	a high degree of personal and professional integrity;

•	ability to exercise sound business judgment on a broad range of issues;

•	sufficient experience and professional or educational background to have an appreciation of the significant issues facing public companies that are comparable to the company;

•	willingness to devote the necessary time to Board duties, including preparing for and attending meetings of the Board and its committees; and

•	being prepared to represent the best interests of the company and its stockholders and being committed to enhancing stockholder value.

In considering candidates for director nominee, the committee generally assembles all information regarding a candidate’s background and qualifications, evaluates a candidate’s mix of skills and qualifications and determines the contribution that the candidate could be expected to make to the overall functioning of the Board, giving due consideration to the Board’s balance of diversity of perspectives, backgrounds and experiences. While the committee routinely considers diversity as a part of its deliberations, it has no formal policy regarding diversity. With respect to current directors, the committee considers past participation in and contributions to the activities of the Board. The committee recommends director nominees to the Board based on its assessment of overall suitability to serve in accordance with the company’s policy regarding nominations and qualifications of directors.

DIRECTOR COMPENSATION

Compensation of Executive Directors

A member of our Board of Directors who is also an employee of Invesco is referred to as an executive director. Executive directors do not receive compensation for serving on our Board of Directors.

Compensation of Non-executive Directors

A member of our Board of Directors who is not an employee of Invesco is referred to as a non-executive director. The Compensation Committee approved the following fee arrangements for non-executive directors for 2012:

•	Base Fee — Each non-executive director receives an annual base fee for services in the amount of $45,000, payable in cash.

•	Chairman Fee — The Chairman of the Board receives an additional annual fee of $10,000.

•	Audit Committee Chairman — The Chairman of the Audit Committee receives an additional annual fee of $10,000.

•	Equity Award — Each non-executive director receives an annual equity award of $50,000, payable in shares of our common stock.

Director fees and equity awards are paid on a quarterly basis. We also reimburse each of our non-executive directors for their travel expenses incurred in connection with attendance at Board of Directors and committee meetings. Non-executive directors do not receive any meeting or attendance fees.

Stock Ownership Policy for Non-Executive Directors — All shares awarded to our non-executive directors are subject to the Non-Executive Director Stock Ownership Policy, which was adopted by the Board of Directors in May 2011. In February 2013, the policy was amended to increase the required ownership level for each non-executive director to at least 10,000 shares within five years of the later of the effective date of the policy and the date of such director’s first appointment as a non-executive director. Until such ownership level is achieved, each non-executive director is required to continue to hold 100% of the shares received as compensation from the company.

The following table shows as of December 31, 2012 the status of our non-executive directors meeting the requirements of the policy.

Director Name	Year Service Commenced	Total Shares Held (#)	Share Ownership Goal Met(1)
James S. Balloun	2009	19,190	✓
John S. Day	2009	11,690	✓
James R. Lientz, Jr.	2012	1,029

(1)	Based on current compensation levels, it is anticipated that Mr. Lientz will attain his share ownership goal within the time period prescribed by the policy.

Director Compensation Table for 2012

The table below sets forth the compensation paid to our non-executive directors for services during 2012. All non-executive directors are independent under the NYSE listing standards.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
James S. Balloun	45,000	49,963	94,963
John S. Day	55,000	49,963	104,963
James R. Lientz, Jr.	18,750	20,810	39,560

(1)	Includes the annual base fee and, as applicable, additional Chairman of the Board fee and Chairman of the Audit Committee fee.

(2)	Reflects the full grant date fair value of such equity awards, determined in accordance with GAAP, as granted to each of our non-executive directors in payment of the quarterly equity award. Equity awards are fully vested as of the date of grant.

The following table presents the grant date fair value for each equity award made to each non-executive director during 2012.

Name	Date of Grant 2/24/12 ($)	Date of Grant 5/9/12 ($)	Date of Grant 8/3/12 ($)	Date of Grant 11/1/12 ($)	Total Grant Date Fair Value ($)
James S. Balloun	12,490	12,494	12,493	12,486	49,963
John S. Day	12,490	12,494	12,493	12,486	49,963
James R. Lientz, Jr.	—	—	12,493	8,317	20,810

The aggregate number of equity awards outstanding at December 31, 2012 for each of our non-executive directors was as follows:

Name	Total Share Awards Outstanding
James S. Balloun	6,690
John S. Day	6,690
James R. Lientz, Jr.	1,029

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

The following table sets forth the common stock beneficially owned as of March 4, 2013 by each stockholder known to us to beneficially own more than five percent of the company’s outstanding common stock. The percentage of ownership indicated in the following table is based on 134,471,493 shares of common stock outstanding as of March 4, 2013.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
BlackRock, Inc., 40 East 52nd Street, New York, NY 10022	8,827,899	(2)	6.56%
Morgan Stanley, 1585 Broadway, New York, NY 10036	7,045,030	(3)	5.23%
Thornburg Investment Management Inc., 2300 North Ridgetop Road, Santa Fe, NM 87506	7,000,000	(4)	5.21%

(1)	Except as described otherwise in the footnotes to this table, each beneficial owner in the table has sole voting and investment power with regard to the shares beneficially owned by such owner.

(2)	Information obtained solely by reference to the Schedule 13G/A filed with the SEC on February 8, 2013 by BlackRock, Inc.

(3)	Information obtained solely by reference to the Schedule 13G filed with the SEC on February 14, 2013 by Morgan Stanley, which reflects sole voting power with respect to 5,387,995 shares and shared voting power with respect to 1,292,590 shares.

(4)	Information obtained solely by reference to the Schedule 13G/A filed with the SEC on January 29, 2013 by Thornburg Investment Management Inc.

SECURITY OWNERSHIP OF MANAGEMENT

The following table lists the shares of common stock beneficially owned as of March 4, 2013 by (1) each director and director nominee, (2) each executive officer, and (3) all current directors, director nominees and executive officers as a group. The percentage of ownership indicated in the following table is based on 134,471,493 shares of the company’s common stock outstanding on March 4, 2013.

Beneficial ownership reported in the below table has been determined according to SEC regulations and includes common stock that may be acquired within 60 days after March 4, 2013. Unless otherwise indicated, all directors, director nominees and executive officers have sole voting and investment power with respect to the shares shown. No shares are pledged as security. Individual directors, director nominees and executive officers, as well as directors and executive officers as a group, beneficially own less than 1% of our common stock.

Name	Shares Owned
John Anzalone	24,057
G. Mark Armour	5,000
James S. Balloun (1)	19,780
John S. Day	12,280
Karen Dunn Kelley	25,000
Richard J. King	40,045
Robson J. Kuster (2)	15,181
James R. Lientz, Jr.	1,029
Donald R. Ramon	9,177
All directors and executive officers as a group (9 persons)	151,549

(1)	Includes 7,500 shares held by the spouse of Mr. Balloun.

(2)	Includes 15,000 shares held by the spouse of Mr. Kuster.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Our Compensation Discussion and Analysis describes our compensation program, objectives and policies for the executive officers named in this proxy statement and our executive officers generally.

Overview of Current Compensation Program and Philosophy

We have no employees. We are externally managed by Invesco Advisers, Inc., our Manager, pursuant to a management agreement between our Manager and us. Because the management agreement provides that our Manager is responsible for managing our affairs, our executive officers, all of whom are employees of our Manager (or one of its affiliates), do not receive cash compensation from us. Instead, we pay our Manager a management fee and our Manager uses the proceeds from the management fee, in part, to pay compensation to its officers and personnel, including our executive officers. Our Manager makes all decisions relating to the compensation of our executive officers based on such factors as our Manager may determine are appropriate. We did not pay any cash compensation to our named executive officers, nor did we make any grants of plan-based awards, stock options or stock grants of any kind to them for the fiscal year ended December 31, 2012. We do not provide our named executive officers with pension benefits, perquisites or other personal benefits. We do not have any employment agreements with any persons and have no arrangements to make cash payments to our named executive officers upon their termination from service as our officers or a change in control of the company.

Historical Compensation Practices

From the date of our organization through December 31, 2010, we reimbursed our Manager for the compensation expense of our chief financial officer in respect of the services he provided to us.

We adopted the Invesco Mortgage Capital Inc. 2009 Equity Incentive Plan (the “Equity Plan”) to provide incentive compensation to attract and retain qualified directors, officers, advisors, consultants and other personnel, including our Manager and its affiliates and personnel of our Manager. Our Equity Plan provides for grants of stock options, restricted stock, phantom shares, dividend equivalent rights and other equity-based awards.

In 2010 we made certain equity awards to our executive officers. However, in 2011 our Manager determined that all future non-cash awards to employees of our Manager who serve as our executive officers should be made under an incentive plan established by the parent company of our Manager, Invesco Ltd. (the “Invesco Incentive Plan”). As a consequence of these determinations, in March 2011 the committee terminated the unvested portion of the March 2010 executive officer equity awards and the unvested portion of such awards were replaced with Invesco Incentive Plan awards. We do not intend to grant share awards to our named executive officers under our Equity Plan in the future.

As a consequence of the foregoing, we have reported the compensation of our chief financial officer for 2010 and the vested, non-terminated portion of the prior grants of equity to our named executive officers in the tables set forth below.

Executive Officer Stock Ownership Policy

In order to encourage the alignment of interests between our executive officers and our stockholders, we maintain an Executive Officer Stock Ownership Policy. The policy requires that, within five years of the later of the effective date of the policy and the date of such executive officer’s first appointment:

•	the chief executive officer achieve an ownership level of at least 30,000 shares,

•	the chief investment officer and the chief operating officer achieve an ownership level of at least 15,000 shares, and

•	the chief financial officer achieve an ownership level of at least 7,000 shares.

All of our executive officers have achieved their respective ownership level requirements.

Insider Trading Policy

We maintain an insider trading policy, which prohibits short selling, dealing in publicly-traded options and hedging or monetization transactions in our securities.

Consideration of Prior Advisory Vote

Our compensation committee noted the significant support received in the previous advisory vote on executive compensation (over 98%), and therefore it has determined that no changes were advisable based on the outcome of that vote. We currently plan to hold an advisory vote on executive compensation each year.

Compensation Committee Report

The compensation committee of the company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the committee recommended to the board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted by the Compensation Committee:

James S. Balloun

John S. Day

James R. Lientz, Jr.

Summary Compensation Table

We do not provide any of our executive officers with any cash compensation or bonus. Nor do we provide any executive officers with pension benefits or nonqualified deferred compensation plans. We have not entered into any employment agreements with any persons and are not obligated to make any cash payments upon termination of employment or a change in control of the company. Prior to December 31, 2010, we reimbursed our Manager for the compensation of our chief financial officer and made certain equity awards to our executive officers, as reflected in the tables below. See the discussion above under the caption “Historical Compensation Practices.”

Name and Principal Position	Year	Salary ($)	Share Awards ($) (1)	Non-Equity Incentive Plan Compensation	All Other Compensation ($)	Total ($)
Richard J. King	2012	—	—	—	—	—
President and Chief Executive Officer	2011	—	—	—	—	—
	2010	—	39,997	—	—	39,997
Donald R. Ramon	2012	—	—	—	—	—
Chief Financial Officer	2011	—	—	—	—	—
	2010	175,000	29,987	100,000	24,854	329,841
John M. Anzalone	2012	—	—	—	—	—
Chief Investment Officer	2011	—	—	—	—	—
	2010	—	14,982	—	—	14,982

(1)	Grant date fair values were calculated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 718 “Compensation — Stock Compensation.” The grant date fair value was calculated by multiplying the number of shares granted by the closing price of the company’s common stock on the date of grant.

The amounts disclosed do not reflect the value actually realized by the named executive officers. As described above under the caption “Historical Compensation Practices,” all of the unvested portion of the share awards identified in this table were cancelled in March 2011 and replaced by awards of substantially equivalent value under the Invesco Incentive Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2012, the following directors served as members of the Compensation Committee: Mr. Lientz (Chairman) and Messrs. Balloun and Day. No member of the Compensation Committee was an officer or employee of the company or any of its subsidiaries during 2012, and no member of the Compensation Committee was formerly an officer of the company or any of its subsidiaries or was a party to any disclosable related person transaction involving the company. During 2012, none of the executive officers of the company has served on the board of directors or on the compensation committee of any other entity that has or had executive officers serving as a member of the Board of Directors or Compensation Committee of the company.

REPORT OF THE AUDIT COMMITTEE

MEMBERSHIP AND ROLE OF THE AUDIT COMMITTEE

The Audit Committee consists of Mr. Day (Chairman) and Messrs. Balloun and Lientz. Each of the members of the Audit Committee is independent as such term is defined under the New York Stock Exchange listing standards and applicable law. The primary purpose of the Audit Committee is to assist the Board of

Directors in fulfilling its responsibility to oversee (i) the company’s financial reporting, auditing and internal control activities, including the integrity of the company’s financial statements, (ii) the independent auditor’s qualifications and independence, (iii) the performance of the company’s internal audit function and independent auditor, and (iv) the company’s compliance with legal and regulatory requirements. The Audit Committee’s function is more fully described in its written charter, which is available on the corporate governance section of the company’s Web site.

REVIEW OF THE COMPANY’S AUDITED CONSOLIDATED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012

The Audit Committee has reviewed and discussed the audited financial statements of the company for the fiscal year ended December 31, 2012 with the company’s management. The Audit Committee has discussed with Grant Thornton LLP (“Grant Thornton”), the company’s independent registered public accounting firm, the matters required to be discussed by professional auditing standards. The Audit Committee has also received the written disclosures and the letter from Grant Thornton required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the audit committee concerning independence, and has discussed the independence of Grant Thornton with that firm. Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that the company’s audited consolidated financial statements be included in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the Securities and Exchange Commission.

Respectfully submitted by the Audit Committee:

James S. Balloun

John S. Day

James R. Lientz, Jr.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected the accounting firm of Grant Thornton to serve as our independent registered public accountants for the year ending December 31, 2013, subject to ratification and approval by our stockholders. Grant Thornton has served as our independent registered public accountant since our inception in June 2008.

The fees billed or expected to be billed to the Company by Grant Thornton for professional services rendered for the years ended December 31, 2012 and 2011 were as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011
	($ in thousands)
Audit Fees (1)	441	484
Audit-Related Fees (2)	—	—
Tax Fees (3)	—	—
All Other Fees (4)	—	—
TOTAL FEES	441	484

(1)

Audit Fees consist of fees and related expenses billed for the audit of the consolidated financial statements and services provided by Grant Thornton in connection with statutory and regulatory filings or engagements. The audit fees include fees and expenses in connection with quarterly and annual reports and the issuance of consents by Grant Thornton to be named in, and the use of their audit report in, our registration statements.

(2)	Audit-Related Fees consist of fees and expenses billed for assurance and related professional services. Grant Thornton did not perform any audit-related services.

(3)	Tax Fees consist of professional services related to federal and state tax compliance and tax planning. Grant Thornton did not perform any tax services.

(4)	All Other Fees consist of any fees and expenses for professional services not included in one of the other categories. Grant Thornton did not perform any other services.

PRE-APPROVAL PROCESS AND POLICY

The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services provided by our independent auditor. The policy is designed to ensure that the auditor’s independence is not impaired. The policy sets forth the Audit Committee’s views on audit, audit-related, tax and other services. It provides that, before the company engages the independent auditor to render any service, the engagement must either be specifically approved by the Audit Committee or fall into one of the defined categories that have been pre-approved. The policy defines the services and the estimated range of fees for such services that the committee has pre-approved. The term of any such categorical approval is 12 months, unless the committee specifically provides otherwise, and the policy requires the related fee levels to be set annually. Where actual invoices in respect of any service are materially in excess of the estimated range, the committee must approve such excess amount prior to payment. The policy also prohibits the company from engaging the auditor to provide certain defined non-audit services that are prohibited under SEC rules. Under the policy, the Audit Committee may delegate pre-approval authority to one or more of its members, but may not delegate such authority to the company’s management. Under the policy, our management must inform the Audit Committee of each service performed by our independent auditor pursuant to the policy. Requests to the Audit Committee for separate approval must be submitted by both the independent auditor and our chief financial officer and the request must include a joint statement as to whether it is deemed consistent with the SEC’s and PCAOB’s rules on auditor independence.

All audit and non-audit services provided to the company and its subsidiaries by Grant Thornton during 2012 were either specifically approved or pre-approved under the policy.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationship to Our External Manager

In July 2009 we entered into a management agreement with our Manager pursuant to which our Manager provides the day-to-day management of our operations. The management agreement requires our Manager to manage our business affairs in conformity with the policies and the investment guidelines that are approved and monitored by our Board of Directors. The management agreement had an initial two-year term and is renewed for one-year terms thereafter unless terminated by either us or our Manager. Our Manager is entitled to receive a termination fee from us, under certain circumstances. Our Manager is entitled to receive from us a management fee. We are also obligated to reimburse certain expenses incurred by our Manager.

Our executive officers are employees of Invesco or one of its affiliates. As a result, the terms of the management agreement between us and our Manager were negotiated between related parties, and the terms, including fees and other amounts payable, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. With respect to 2012, fees paid or payable to our Manager are approximately $35.7 million.

Grants of Equity Compensation to Our Manager, Its Personnel and Its Affiliates

Under our equity incentive plan, our Compensation Committee is authorized to approve grants of equity-based awards to, among others, our directors, officers, Manager and personnel of our Manager and its affiliates. We grant shares of our common stock to each non-executive director as part of his compensation. In addition, we grant equity awards to personnel of our Manager who are not our executive officers. We do not intend to grant equity-based awards to our executive officers. Please see the discussion above under the caption “ Historical Compensation Practices” for information about past awards to our executive officers.

Ownership of Common Stock by Affiliates

Invesco, through our Manager, beneficially owns approximately 0.06% of our outstanding common stock. Invesco, through Invesco Investments (Bermuda) Ltd., beneficially owns 1,425,000 units of the partnership interests of our operating partnership, which are convertible into our common stock.

Registration Rights

We have entered into a registration rights agreement with regard to the common stock and OP units owned by our Manager and Invesco Investments (Bermuda) Ltd., respectively, and any shares of common stock that our Manager may elect to receive under the management agreement or otherwise. Pursuant to the registration rights agreement, we granted to our Manager and Invesco Investments (Bermuda) Ltd., respectively: (1) unlimited demand registration rights to have the shares purchased by our Manager or granted to it in the future and the shares that we may issue upon redemption of the OP units purchased by Invesco Investments (Bermuda) Ltd. registered for resale, and (2) in certain circumstances, the right to “piggy-back” these shares in registration statements we might file in connection with any future public offering so long as we retain our Manager as the manager under the management agreement.

RELATED PERSON TRANSACTION POLICY

The Board of Directors has adopted written Policies and Procedures with Respect to Related Person Transactions to address the review, approval, disapproval or ratification of related person transactions. “Related persons” include the company’s executive officers, directors, director nominees, holders of more than five percent (5%) of the company’s voting securities, immediate family members of the foregoing persons, and any entity in which any of the foregoing persons is employed, is a partner or is in a similar position, or in which such person has a 5% or greater ownership interest. A “related person transaction” means a transaction or series of transactions in which the company participates, the amount involved exceeds $120,000, and a related person has a direct or indirect interest (with certain exceptions permitted by SEC rules). Examples might include sales, purchases and transfers of real or personal property, use of property and equipment by lease or otherwise, services received or furnished and borrowings and lendings, including guarantees.

Management is required to present for the approval or ratification of the Audit Committee all material information regarding an actual or potential related person transaction. The policy requires that, after reviewing such information, the disinterested members of the Audit Committee will approve or disapprove the transaction. Approval will be given only if the Audit Committee determines that such transaction is in, or is not inconsistent with, the best interests of the company and its stockholders. The policy further requires that in the event management becomes aware of a related person transaction that has not been previously approved or ratified, it must be submitted to the Audit Committee promptly.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires directors, officers and persons who beneficially own more than 10% of the company’s common stock to file reports of ownership on Form 3 and reports of changes in ownership on Forms 4 or 5 with the SEC. The reporting directors, officers and 10% stockholders are also required by SEC rules to furnish the company with copies of all Section 16(a) reports they file.

Based solely on its review of copies of such reports, the company believes that all Section 16(a) filing requirements applicable to its directors, officers and 10% stockholders were complied with during 2012.

PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

GENERAL

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. This proposal, commonly known as a “say-on-pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.

As described in detail under the heading “EXECUTIVE COMPENSATION — Compensation Discussion and Analysis,” we have no employees. We are externally managed by Invesco Advisers, Inc., our Manager, pursuant to a management agreement between our Manager and us. Because the management agreement provides that our Manager is responsible for managing our affairs, our executive officers, all of whom are employees of our Manager (or one of its affiliates), do not receive cash compensation from us. Instead, we pay our Manager a management fee and our Manager uses the proceeds from the management fee, in part, to pay compensation to its officers and personnel, including our executive officers. Our Manager makes all decisions relating to the compensation of our executive officers based on such factors as our Manager may determine are appropriate. We did not pay, and do not intend to pay, any cash compensation to our named executive officers, nor did we make any grants of plan-based awards, stock options or stock grants of any kind to them for the fiscal year ended December 31, 2012. We do not provide our named executive officers with pension benefits, perquisites or other personal benefits. We do not have any employment agreements with any persons and have no arrangements to make cash payments to our named executive officers upon their termination from service as our officers or a change in control of the company.

Notwithstanding that we do not pay our executive officers compensation, we are required by the SEC to seek an advisory vote from our stockholders to approve the compensation of our executive officers as disclosed in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory (non-binding) basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion.”

The say-on-pay vote is advisory, and therefore not binding on the company, our Board of Directors or the Compensation Committee. Our Board of Directors and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and evaluate whether any actions are necessary to address those concerns.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION. The voting requirements for this proposal are described in the “Questions and Answers About Voting Your Common Stock” section above.

PROPOSAL NO. 3

APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

GENERAL

The Audit Committee of the Board has proposed the appointment of Grant Thornton LLP as the independent registered public accounting firm to audit the company’s consolidated financial statements for the fiscal year ending December 31, 2013 and to audit the company’s internal control over financial reporting as of December 31, 2013. During and for the fiscal year ended December 31, 2012, Grant Thornton LLP audited and rendered opinions on the consolidated financial statements of the company. See “Fees Paid to Independent Registered Public Accounting Firm” above. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD

THE BOARD RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013. The voting requirements for this proposal are described in the “Questions and Answers About Voting Your Common Stock” section above. If the appointment is not approved, the Audit Committee may reconsider the selection of Grant Thornton LLP as the company’s independent registered public accounting firm.

ADDITIONAL INFORMATION

Costs of Solicitation

The cost of solicitation of proxies will be paid by the company. We have retained MacKenzie Partners, Inc. to solicit proxies for a fee of approximately $15,000, plus a reasonable amount to cover expenses. In addition to the use of the mails, certain directors or officers of the company may solicit proxies by telephone or personal contact. Upon request, we will reimburse brokers, dealers, banks and trustees or their nominees for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of our common stock.

Principal Executive Offices

Our principal executive offices are located at 1555 Peachtree Street, NE, Atlanta, Georgia 30309. Our telephone number is (404) 892-0896.

Stockholder Proposals for the 2014 Annual Meeting

In accordance with the rules established by the SEC, any stockholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act intended for inclusion in the proxy statement for next year’s annual meeting of stockholders must be received by us no later than 120 days before the anniversary of the date of this Proxy Statement (e.g. not later than November 18, 2013). Such proposals should be sent to our Secretary in writing to Invesco Mortgage Capital Inc., Attn: Office of the Secretary, 1555 Peachtree Street N.E., Atlanta, Georgia 30309. To be included in the Proxy Statement, the proposal must comply with the requirements as to form and substance established by the SEC and our Bylaws, and must be a proper subject for stockholder action under Maryland law.

A stockholder may otherwise propose business for consideration or nominate persons for election to the Board in compliance with SEC proxy rules, Maryland law, our Bylaws and other legal requirements, without seeking to have the proposal included in the company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act. Under our Bylaws, notice of such a proposal must generally be provided to our Secretary not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. The period under our Bylaws for receipt of such proposals for next year’s meeting is thus from October 19, 2013 to November 18, 2013. (However, if the date of the annual meeting is advanced or delayed by more than 30 days from such anniversary date, any notice by a stockholder of business or the nomination of directors for election or reelection to be brought before the annual meeting to be timely must be so delivered (i) not earlier than the 150th day prior to such annual meeting and (ii) not later than 5:00 p.m., Eastern Time on the later of (A) the 120th day prior to such annual meeting and (B) the 10th day following the day on which public announcement of the date of such meeting is first made.)

Under Rule 14a-4 under the Exchange Act, proxies may be voted on matters properly brought before a meeting under these procedures in the discretion of the proxy holders, without additional proxy statement disclosure about the matter, unless the company is notified about the matter not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting and the proponents otherwise satisfy the requirements of Rule 14a-4. The period under our Bylaws for receipt of such proposals for next year’s meeting is from January 1, 2014 to January 31, 2014.

United States Securities and Exchange Commission Reports

A copy of the company’s Annual Report on Form 10-K, including financial statements, for the fiscal year ended December 31, 2012 (the “Annual Report”), is being furnished concurrently herewith to all stockholders as of the Record Date. Please read it carefully.

Stockholders may obtain a copy of the Annual Report, without charge, by visiting the company’s Web site or by submitting a request to our Secretary at: company.secretary@invescomortgagecapital.com or by writing Invesco Mortgage Capital Inc., Attn: Office of the Secretary, Two Peachtree Pointe, 1555 Peachtree Street N.E., Atlanta, Georgia 30309. Upon request to our Secretary, the exhibits set forth on the exhibit index of the Annual Report may be made available at a reasonable charge (which will be limited to our reasonable expenses in furnishing such exhibits).

Communications with the Chairman and Non-Executive Directors

Any interested party may communicate with the Chairman of our Board or to our non-executive directors as a group at the following addresses:

E-mail: company.secretary@invescomortgagecapital.com

Mail: Invesco Mortgage Capital Inc.

Two Peachtree Pointe

1555 Peachtree Street

Atlanta, Georgia 30309

Attn: Office of the Secretary

Communications will be distributed to the Board, or to any of the Board’s committees or individual directors as appropriate, depending on the facts and circumstances of the communication. In that regard, the Board does not receive certain items which are unrelated to the duties and responsibilities of the Board.

In addition, the company maintains the Invesco Mortgage Capital Compliance Reporting Line for employees of the Manager or its affiliates or individuals outside the company to report complaints or concerns on an anonymous and confidential basis regarding questionable accounting, internal accounting controls or auditing matters and possible violations of the company’s Code of Conduct or law. Further information about the Compliance Reporting Line is available on the company’s Web site.

Persons may submit any complaint regarding accounting, internal accounting controls or auditing matters directly to the Audit Committee of the Board of Directors by sending a written communication appropriately addressed to:

Audit Committee

Invesco Mortgage Capital Inc.

Two Peachtree Pointe

1555 Peachtree Street N.E.

Atlanta, Georgia 30309

Attn: Office of the Secretary

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of banks and brokers with account holders who are beneficial holders of the company’s common stock will be householding the company’s proxy materials or the Notice. Accordingly, a single copy of the proxy materials or Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials or copies of the Notice, please notify your bank or broker, or contact our Secretary at: company.secretary@invescomortgagecapital.com, or by mail to Invesco Mortgage Capital Inc., Attn: Office of the Secretary, Two Peachtree Pointe, 1555 Peachtree Street N.E., Atlanta, Georgia 30309, or by telephone to 404-892-0896. The company undertakes, upon oral or written request to the address or telephone number above, to deliver promptly a separate copy of the company’s proxy materials or the Notice to a stockholder at a shared address to which a single copy of the applicable document was delivered. Stockholders who currently receive multiple copies of the proxy materials or the Notice at their address and would like to request householding of their communications should contact their bank or broker or the company’s Investor Relations Department at the contact address and telephone number provided above.

INVESCO MORTGAGE CAPITAL INC.

TWO PEACHTREE POINTE, 1555 PEACHTREE STREET N.E., ATLANTA, GEORGIA 30309

Vote by Internet • Go to www.envisionreports.com/IVR • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Stockholder Meeting Notice	1234 5678 9012 345

Important Notice Regarding the Availability of Proxy Materials

for the Invesco Mortgage Capital Inc. Stockholder Meeting

to be Held on May 1, 2013

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.envisionreports.com/IVR

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1:	Go to www.envisionreports.com/IVR to view the materials.
Step 2:	Click on Cast Your Vote or Request Materials.
Step 3:	Follow the instructions on the screen to log in.
Step 4:	Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 21, 2013 to facilitate timely delivery.

Stockholder Meeting Notice

Dear Invesco Mortgage Capital Inc. Stockholder:

The 2013 Annual Meeting of Stockholders of Invesco Mortgage Capital Inc. (the “Company”) will be held at the Company’s headquarters, located at Two Peachtree Pointe, 1555 Peachtree Street N.E., Atlanta, Georgia 30309, on Wednesday, May 1, 2013, at 2:00 p.m. (local time).

The following proposals will be voted upon at the Annual Meeting:

(1) to elect five directors to serve until the 2014 Annual Meeting;

(2) to hold an advisory vote on executive compensation; and

(3) to appoint Grant Thornton LLP as the Company’s independent registered public accounting firm.

The Board of Directors recommends a vote “FOR” Items 1, 2 and 3.

The Board of Directors has fixed the close of business on March 4, 2013 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

Stockholders of record as of the Record Date are cordially invited to attend the Annual Meeting. Directions to attend the Annual Meeting where you may vote in person can be found on our website, www.invescomortgagecapital.com

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.
Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below.
If you request an email copy of current materials you will receive an email with a link to the materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

g	Internet – Go to www.envisionreports.com/IVR. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

g	Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

g	Email – Send email to investorvote@computershare.com with “Proxy Materials Invesco Mortgage Capital, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 21, 2013.